UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21853

Northern Lights Variable Fund Trust

(Exact name of registrant as specified in charter)

450 Wireless Blvd.,  Hauppauge, NY    11788

(Address of principal executive offices)

(Zip code)

Emile Molineaux, Gemini Fund Services, LLC.

450 Wireless Blvd., Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2616

Date of fiscal year end:

12/31

Date of reporting period: 12/31/08

Item 1.  Reports to Stockholders.

Changing Parameters Portfolio

__________________________________________________________________________________________________________

Annual Report

December 31, 2008

__________________________________________________________________________________________________________

Investor Information: 1-866-618-3456

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.  Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of Changing Parameters Portfolio.  Such offering is made only by prospectus, which includes details as to offering price and other material information.

Shareholders’ Letter

December 31, 2008

The Changing Parameters Portfolio (the "Portfolio"), a series of Northern Lights Variable Trust, completed its first full year of operations in 2008.  The strategy of the Portfolio is to enter the market when our proprietary models indicate a suitable uptrend in the equity and/or bond markets.  When the models no longer indicate an uptrend, the Fund seeks to be defensive and move into money market instruments.  This strategy helped us to avoid the equity market collapse that took place in the latter half of 2008.

Our Portfolio invests in equity indexes, US long-term Treasury bond related instruments (“USTI”) and high yield bond related investments (“HY”).  Our technical proprietary rule-based models tell us when to be invested in the equity markets, the HY market and/or the USTI market, and when to be invested in money market instruments.  Approximately 50% of our market exposure is allocated to USTI investments, approximately 40% to investments related to the NASDAQ 100 Index and Russell 2000 Index and approximately 10% to HY bond related instruments.  During unsettled markets like we’ve experienced this past fall, at times all funds were moved to money market instruments.

The Portfolio's results for this 12-month period were slightly negative but significantly better than the overall market.  The Portfolio's opening price was $10.11 a share, and as of the end of December, it was $9.76.  This was after a nontaxable dividend of $0.1074 per share.  For 2008, the NASDAQ 100 Index, the Russell 2000 Index and the Merrill Lynch HY Bond Master II Index all had significant negative returns for the period, while the Lehman Long Treasury Index return was positive.

We believe that in 2008, our models have substantially fulfilled our objective of preserving capital while avoiding significant losses during this period.  What market conditions will be in the future are difficult to forecast.  Our trading models are designed to react to whatever changes take place in market conditions and to guide us accordingly.

Robert Levenson               Sally Ann Talarico             Howard Smith

Portfolio Manager

    Portfolio Manager

        Portfolio Manager

The Russell 2000® Index is an unmanaged index that is a widely recognized indicator of small- capitalization company performance.   The NASDAQ 100® Index is an unmanaged modified capitalization-weighted index composed of 100 of the largest non-financial companies listed on the NASDAQ Stock Market (“NASDAQ”).  The Lehman Long Treasury Index is an index created by using the longest maturity U.S. Treasury Bond and taking the percent daily total returns.  The Merrill Lynch High Yield Bond Master II Index is an unmanaged index that tracks the performance of below investment grade U.S.-denominated corporate bonds publicly issued in the U.S. domestic market.

The performance data quoted here represents past performance.  Current performance may be lower or higher than the performance data quoted above.  Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.  Past performance is no guarantee of future results.

Index returns do not reflect a deduction for fees, expenses, or taxes.  Investors cannot invest directly in an index.

Before investing, please read the Portfolio’s prospectus and shareholder reports to learn about its investment strategy and potential risks.  Mutual fund investing involves risk including loss of principal.  An investor should also consider the Portfolio’s investment objective, risks, charges and expenses carefully before investing.  This and other information about the Portfolio is contained in the Portfolio’s prospectus, which can be obtained by calling 1-650-327-7705.  Please read the prospectus carefully before investing.  Distributed by Northern Lights Distributors, LLC, member FINRA/SIPC.

Review Code:  0126-NLD-1/30/2009

Changing Parameters Portfolio

PERFORMANCE OF A $10,000 INVESTMENT (Unaudited)

Since Inception through December 31, 2008*

Annualized Total Returns as of December 31, 2008
	One Year	Since Inception*
Changing Parameters Portfolio	(2.38)%	(1.05)%
Lehman Long Treasury Index	24.03%	23.61%
Changing Parameters Portfolio Blended Benchmark**	(5.98)%	(4.40)%

______________

  * The Portfolio commenced operations on October 2, 2007.

**  The Changing Parameters Portfolio Blended Benchmark consists of 50% Lehman Long Treasury Index, 30% NASDAQ 100 Index and 20% Russell 2000 Index.

The Lehman Long Treasury Index is an index created by using the longest maturity U.S. Treasury Bond and taking the percent daily total returns. Investors cannot invest directly in an index or benchmark. The NASDAQ 100 Index is an unmanaged modified capitalization-weighted index composed of 100 of the largest non-financial companies listed on The NASDAQ Stock Market (“NASDAQ”).  The Russell 2000 Index is an unmanaged index that is a widely recognized indicator of small-capitalization company performance.   Index and Portfolio performance are calculated assuming reinvestment of all dividends and distributions.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost.  The graph does not reflect the deduction of taxes that a shareholder would have to pay on fund distributions or the redemption of the fund’s shares.

PORTFOLIO COMPOSITION as of December 31, 2008

% of Net Assets
Mutual Funds	12.76%
Short-Term Investments	86.51%
Money Market Funds	86.51%
Call Options Written	(0.37)%
Other Assets less Liabilities	1.10%
Total Net Assets	100.00%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Portfolio’s holdings.

Changing Parameters Portfolio
PORTFOLIO OF INVESTMENTS
December 31, 2008

	Shares	Market Value
MUTUAL FUNDS - 12.76%
Access Flex High Yield Fund - Investor Class	48,962	$ 1,132,491
TOTAL MUTUAL FUNDS ($1,126,945)		1,132,491

SHORT TERM INVESTMENTS - 86.51%
MONEY MARKET FUND - 86.51%
Dreyfus Government Cash
Management - Institutional Class, 0.85%+	1,535,257	1,535,257
Fidelity Institutional Government
Portfolio - Class I, 1.03%+	1,535,257	1,535,257
Goldman Sachs Financial Square Funds
Government Fund - Institutional Class, 0.94%+	1,535,257	1,535,257
JP Morgan U.S. Government
Money Market Fund - Capital Class, 1.02+	1,535,256	1,535,256
Milestone Treasury Obligation
Portfolio - Institutional Class, 0.30%+	1,535,256	1,535,256
TOTAL MONEY MARKET FUNDS		7,676,283

TOTAL SHORT TERM INVESTMENTS		7,676,283
(Cost $7,676,283)

TOTAL INVESTMENTS (Cost $8,803,228) - 99.27%		8,808,774
Call Options Written - (0.37)%		(33,320)
Other assets less liabilities - 1.10%		97,896
NET ASSETS - 100.00%		$ 8,873,350
_________
+ Reflects yield at December 31, 2008.

	Number of
CALL OPTIONS WRITTEN	Contracts*	Market Value
NASDAQ 100 E-Mini
Expiration January 2009, Exercise Price $1,220	49	$ 33,320
TOTAL CALL OPTIONS WRITTEN (Proceeds $27,685)		$ 33,320

* Each option contract allows the holder of the option to purchase 20 underlying future contracts.

	Number of	Unrealized
FUTURES CONTRACTS	Contracts	Appreciation
Nasdaq 100 E-Mini,
maturing March 2009 (Underlying Face Amount
at Value $1,188,250)	49	$ 24,213
US Long Treasury Bonds,
maturing March 2009 (Underlying Face Amount
at Value $1,518,516)	11	51,735
TOTAL FUTURES CONTRACTS		$ 75,948

The accompanying notes are an integral part of these financial statements.

Changing Parameters Portfolio
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

Assets:
Investments in Securities at Market Value (identified cost $8,803,228)	$ 8,808,774
Deposit with Broker	207,631
Interest Receivable	9,036
Prepaid Expenses and Other Assets	438
Total Assets	9,025,879

Liabilities:
Payable for Fund Shares Redeemed	43,051
Call Options Written, at Value (proceeds $27,685)	33,320
Accrued Advisory Fees	3,713
Due to Broker- Variation Margin	30,755
Accrued Custody Fees	9,264
Accrued Distribution Fees	4,530
Accrued Administration Fees	2,698
Accrued Fund Accounting Fees	1,914
Accrued Transfer Agent Fees	1,652
Other Accrued Expenses	21,632
Total Liabilities	152,529

Net Assets (Unlimited shares of no par value authorized;
909,210 shares of beneficial interest outstanding)	$ 8,873,350

Net Asset Value, Offering and Redemption Price Per Share
($8,873,350 / 909,210 shares of beneficial interest outstanding)	$ 9.76

Composition of Net Assets:
At December 31, 2008, Net Assets consisted of:
Paid-in-Capital	$ 9,046,648
Distributions in Excess of Accumulated Net Investment Income	(9,672)
Accumulated Net Realized Loss on Investments	(239,485)
Net Unrealized Appreciation (Depreciation) on:
Investments	5,546
Options Written	(5,635)
Futures Contracts	75,948
Net Assets	$ 8,873,350

The accompanying notes are an integral part of these financial statements.

Changing Parameters Portfolio
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2008

Investment Income:
Interest Income	$ 203,720
Dividend Income	28,015
Total Investment Income	231,735

Expenses:
Investment Advisory Fees	161,124
Distribution Fees	48,337
Administration Fees	33,141
Fund Accounting Fees	20,632
Audit Fees	15,013
Trustees' Fees	17,198
Legal Fees	16,144
Transfer Agent Fees and Expenses	12,427
Chief Compliance Officer Fees	10,560
Custody Fees	8,045
Miscellaneous Expenses	3,463
Total Expenses	346,084
Less: Expenses Waived/Reimbursed by Adviser	(103,610)

Net Expenses	242,474

Net Investment Loss	(10,739)

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Loss From:
Investments	(40,208)
Futures Contracts	(237,141)
(277,349)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	5,546
Options Written	(5,635)
Futures Contracts	113,812
113,723

Net Realized and Unrealized Loss on Investments	(163,626)

Net Decrease in Net Assets Resulting From Operations	$ (174,365)

The accompanying notes are an integral part of these financial statements.

Changing Parameters Portfolio
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2008	October 2, 2007* through December 31, 2007

Operations:
Net Investment Income (Loss)	$ (10,739)	$ 39,925
Net Realized Gain (Loss) on Investments, Options
Written and Futures Contracts	(277,349)	117,344
Net Change in Unrealized Appreciation (Depreciation) on
Investments, Options Written and Futures Contracts	113,723	(37,864)
Net Increase (Decrease) in Net Assets
Resulting From Operations	(174,365)	119,405

Distributions to Shareholders From:
Net Investment Income ($0.04 and $0.00 per share, respectively)	(50,349)	-
Net Realized Capital Gains ($0.07 and $0.00 per share, respectively)	(79,640)	-
Total Distributions to Shareholders	(129,989)	-

Beneficial Interest Transactions:
Proceeds from Shares Issued (1,444,876 and 1,093,892
shares, respectively)	14,234,581	10,949,976
Distributions Reinvested (13,512 and 0 shares, respectively)	129,988	-
Cost of Shares Redeemed (1,353,195 and 289,876
shares, respectively)	(13,317,266)	(2,938,980)
Total Beneficial Interest Transactions	1,047,303	8,010,996

Increase in Net Assets	742,949	8,130,401

Net Assets:
Beginning of Period	8,130,401	-
End of Period	$ 8,873,350	$ 8,130,401

Accumulated Net Investment Income (Loss) at End of Period	$ (9,672)	$ 39,925
_______
*Commencement of Operations.

The accompanying notes are an integral part of these financial statements.

Changing Parameters Portfolio
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented below.
	For the Year Ended December 31, 2008	October 2, 2007* through December 31, 2007

Net Asset Value, Beginning of Period	$ 10.11	$ 10.00

Increase (Decrease) From Operations:
Net investment income (loss) (a)	(0.01)	0.05
Net gain (loss) from securities
(both realized and unrealized)	(0.23)	0.06
Total from operations	(0.24)	0.11

Less Distributions:
From net investment income	(0.04)	-
From net realized gains on investments	(0.07)	-
Total Distributions	(0.11)	-

Net Asset Value, End of Period	$ 9.76	$ 10.11

Total Return (b)	(2.38)%	1.10%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 8,873	$ 8,130
Ratio of expenses to average net assets:
Before expense reimbursement	3.21%	4.88%	(c)
Net of expense reimbursement	2.25%	2.25%	(c)
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	(1.06)%	(0.75)%	(c)
Net of expense reimbursement	(0.10)%	1.88%	(c)
Portfolio turnover rate	1,028%	0%
__________
*Commencement of Operations.
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(c) Annualized.
The accompanying notes are an integral part of these financial statements.

Changing Parameters Portfolio

NOTES TO FINANCIAL STATEMENTS

December 31, 2008

1.

ORGANIZATION

Changing Parameters Portfolio (the “Portfolio”) is a series of shares of beneficial interest of the Northern Lights Variable Trust (the “Trust”), a Delaware statutory trust organized on November 2, 2005.  The Portfolio is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a non-diversified, open-end management investment company. The Portfolio is an investment vehicle for variable annuity contracts and flexible premium variable life insurance policies, qualified pension and retirement plans and certain unregistered separate accounts. The investment objective of the Portfolio is total return. The Portfolio commenced operations on October 2, 2007.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Portfolio in preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation – The Portfolio’s securities are valued at the last sale price on the exchange in which such securities are primarily traded, as of the close of business on the day the securities are being valued. NASDAQ traded securities are valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange.  Short-term investments that mature in 60 days or less are valued at amortized cost, provided such valuations represent fair value.

Securities for which current market quotations are not readily available or for which quotations are not deemed to be representative of market value are valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees (the “Board”) in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”).  The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

The Portfolio adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective June 30, 2008. In accordance with FAS 157, fair value is defined as the price that the Portfolio would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that markets participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on markets data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Portfolio's investments relating to FAS 157.

These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Porfolio’s own assumptions in determining the fair value of investments).

Changing Parameters Portfolio

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2008

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s investments carried at fair value.

Valuation Inputs	Investments in Securities ($)	Other Financial Instruments* ($)
Level 1– Quoted Prices	1,132,491	42,628
Level 2– Other Significant Observable Inputs	7,676,283	-
Level 3– Significant Unobservable Inputs	-	-
Total	8,808,774	42,628

                                                             *Other financial instruments include written options and futures.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis.  Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.  Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Options – The Portfolio may write call options only if it (i) owns an offsetting position in the underlying security or (ii) maintains cash or other liquid assets in an amount equal to or greater than its obligation under the option. When the Portfolio writes a call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability.  The amount of the liability is subsequently marked-to-market to reflect the current market value of the option.  If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, a gain or loss is realized.  If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received.  As writer of an option, the Portfolio has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.

The Portfolio may purchase put and call options.  Put options are purchased to hedge against a decline in the value of securities held in the Portfolio’s portfolio.  If such a decline occurs, the put options will permit the Portfolio to sell the securities underlying such options at the exercise price, or to close out the options at a profit.  The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Portfolio upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Portfolio.  In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Portfolio, the benefits realized by the Portfolio as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.  Written and purchased options are non-income producing securities.

Futures Contracts – The Portfolio may use futures contracts to enhance yield and to potentially reduce transaction costs.  Upon entering into a futures contract with a broker, the Portfolio is required to deposit in a segregated account a specified amount of cash or U.S. government securities.  Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account.  Daily, the Portfolio receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account.  When a contract is closed, the Portfolio recognizes a realized gain or loss.  Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities.  Futures contracts outstanding at period end are listed after the Portfolio’s portfolio of investments.

Changing Parameters Portfolio

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2008

Expenses – Expenses of the Trust that are directly identifiable to a specific portfolio are charged to that portfolio.  Expenses, which are not readily identifiable to a specific portfolio, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the portfolios in the Trust.

Federal Income Taxes – The Portfolio intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders.  Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio has adopted the provisions of FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements.  FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a Portfolio’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. The adoption of FIN 48 did not result in the recording of any tax benefit or expense in the current period.  Generally, the tax authorities can examine all tax returns filed for the last three years.

Distributions to Shareholders – Distributions from investment income, if any, are declared and paid at least annually and are recorded on the ex-dividend date.  The Portfolio will declare and pay net realized capital gains, if any,  annually.  The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  A Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.  However, based on experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

Estimates – The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period.  Actual results could differ from those estimates.

3.

ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Advisory Fees – Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), investment advisory services are provided to the Portfolio by Changing Parameters, L.L.C. (the “Adviser”). Under the terms of the Advisory Agreement, the Adviser receives monthly fees calculated at an annual rate of 1.50% of the average daily net assets of the Portfolio. For the year ended December 31, 2008, the Adviser earned $161,124 in advisory fees.

The Adviser has contractually agreed, at least until April 30, 2009, to limit the Portfolio’s total operating expenses, other than extraordinary or non-recurring expenses (such as any front-end or contingent deferred loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short or expenses of investing in acquired Portfolios or litigation), by reducing all or a portion of its fees and reimbursing the Portfolio, so that its ratio of annual expenses to average net assets will not exceed 2.25%.  Fees waived or expenses reimbursed may be recouped by the Adviser for a period up to three years from the date the fee or expense was waived or reimbursed.  However, no recoupment payment will be made if it would result in the Portfolio exceeding the contractual expense limitation described above.  For the year ended

Changing Parameters Portfolio

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2008

December 31, 2008, the Adviser waived advisory fees and reimbursed expenses totaling $103,610 to the Portfolio. Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $159,578 at December 31, 2008, and will expire on December 31 of the following years: 2010 - $55,968; 2011 - $103,610.

The Portfolio has entered into separate servicing agreements with Gemini Fund Services, LLC (“GFS”), whereby GFS will provide administrative, Portfolio accounting, transfer agency and custody administration services to the Portfolio.  Agreements are as follows:

Administration – The Portfolio pays GFS a basis point fee in decreasing amounts as Portfolio assets reach certain breakpoints.  The Portfolio also pays GFS for any out-of-pocket expenses.   Fees are billed monthly and are equal to the greater of the annual minimum or the basis point fees.  The annual minimum is $34,000 and the basis point fees are:

10 basis points or 0.10% per annum on the first $100 million in net assets

  8 basis points or 0.08% per annum on the next $150 million in net assets

  6 basis points or 0.06% per annum on net assets greater than $250 million

Portfolio Accounting – Total charges for Portfolio Accounting services include fees and out-of-pocket expenses.  The Portfolio pays GFS a base annual fee of $20,400  plus a basis point fee in decreasing amounts as Portfolio assets reach certain breakpoints, as follows:

  2 basis points or 0.02% on net assets of $25 million to $100 million

  1 basis point or 0.01% on net assets greater than $100 million

Transfer Agent – For the services rendered by GFS, in its capacity as transfer agent, the Portfolio pays GFS transfer agent fees, out-of-pocket expenses, activity charges, and special report charges.   The Fees are billed monthly as follows:

The greater of the annual minimum or per account charges.   The annual minimum is $12,750 and the per account charge is $14.00 for open accounts and $2.00 for closed accounts.

Custody Administration –  Pursuant to the terms of the Portfolio’s Custody Agreement with Bank of New York (the “Custody Agreement”), the Portfolio pays an asset-based custody fee in decreasing amounts as Portfolio assets reach certain breakpoints. The Portfolio also pays certain transaction fees and out-of-pocket expenses pursuant to the Custody Agreement. GFS receives a portion of these fees for performing certain custody administration services.  The Custody fees listed in the Statement of Operations include the fees paid to GFS as Custody Administrator.  For the year ended December 31, 2008, GFS collected $255 for providing custody administration services.

A Trustee and certain officers of the Portfolio are also officers of GFS, and are not paid any fees directly by the Portfolio for serving in such capacities.  In addition, certain affiliates of GFS provide ancillary services to the Portfolio as follows:

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives from the Portfolio an annual fee, payable quarterly, and is reimbursed for out-of-pocket expenses.  For the year ended December 31, 2008, the Portfolio incurred expenses of

$10,560 for compliance services pursuant to the Trust’s Agreement with NLCS.

Changing Parameters Portfolio

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2008

GemCom, LLC (“GemCom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Portfolio on an ad-hoc basis.  For EDGAR services, GemCom charges a per-page conversion fee and a flat filing fee.  For the year ended December 31, 2008, GemCom received $3,440 for providing such services.  The Miscellaneous Expenses disclosed in the Statement of Operations include the fees paid to GemCom.

Trustees – The Trust pays each Trustee who is not affiliated with the Trust or Adviser a per meeting fee of $2,500 as well as reimbursement for any reasonable expenses incurred when attending the meetings.  The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receive compensation from the Trust.

4.

DISTRIBUTION PLAN

The Board has adopted a Distribution Plan and Agreement (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides for a monthly service and/or distribution fee at an annual rate of up to 0.50% which is calculated by the Portfolio on its average daily net assets. Currently, the Board has authorized the Portfolio to pay 12b-1 fees at an annual rate of up to 0.45%, which is paid to Jefferson National Life Insurance Company, pursuant to a Distribution and Shareholder Services Agreement, for sales and promotional activities and services.

5.

INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than short-term securities , for the year  ended December 31, 2008 amounted to $12,807,139 and $11,639,986 respectively  The cost basis of securities for federal income tax purposes was $8,803,228.  Gross unrealized appreciation and depreciation on investments in securities as of December 31, 2008 amounted to $5,546 and $0, respectively.

The number of option contracts written and the premiums received by the Portfolio during the year ended December 31, 2008, were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of year	—	$ —
Options written	49	27,685
Options outstanding, end of year	49	$ 27,685

6.          CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Portfolio creates presumption of the control of the Portfolio, under section 2(a) 9 of the Act.  As of December 31, 2008, Jefferson National Life Insurance Company held 100% of the voting securities of the Changing Parameters Portfolio.  The Trust has no knowledge as to whether all or any portion of the shares owned of record by Jefferson National Life Insurance Company are also owned beneficially.

Changing Parameters Portfolio

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2008

7.          TAX INFORMATION

The tax character of distributions paid to shareholders for the below periods were as follows:

	Fiscal Year Ended December 31, 2008	October 2, 2007* through December 31, 2007
Ordinary Income	$ 82,180	$ —
Net Long-Term Capital Gains	47,809	—
Total Distributions to Shareholders	$ 129,989	$ —
*Commencement of Operations.

The difference between the book basis and tax basis character of distributions for the year December 31, 2008 is attributable to the treatment of short-term capital gain distributions as ordinary income distributions for tax purposes.

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

Capital loss carry forward	$(169,172)
Unrealized appreciation	5,546
Other book/tax differences	(9,672)
Total accumulated earnings	$(173,298)

The difference between book basis and tax basis unrealized appreciation is attributable to the mark-to-market on open Section 1256 contracts.

As of December 31, 2008, the Fund had a capital loss carry forward for federal income tax purposes available to offset future capital gains through December 31, 2016 of $169,172.

Permanent book and tax differences due primarily to net investment losses resulted in reclassification for the year ended December 31, 2008 as follows: a decrease in paid-in capital of $11,651; a decrease in distributions in excess of net investment income of $11,491 and an increase in accumulated net realized losses on investments of $160.

8.

 NEW ACCOUNTING PRONOUNCEMENT

In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”). SFAS No. 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS No. 161 requires enhanced disclosures about the Portfolio’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS No. 161 will have, if any, on the Portfolio’s financial statements and related disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Changing Parameters Portfolio and

Board of Trustees of Northern Lights Variable Trust

We have audited the accompanying statement of assets and liabilities of Changing Parameters Portfolio, a series of shares of beneficial interest of Northern Lights Variable Trust, including the portfolio of investments, as of December 31, 2008, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the year then ended and for the period October 2, 2007 (commencement of operations) through December 31, 2007.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Changing Parameters Portfolio as of December 31, 2008, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for the year then ended and for the period October 2, 2007 through December 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania

February 13, 2009

Changing Parameters Portfolio

TRUSTEES AND OFFICERS (Unaudited)

December 31, 2008

This chart provides information about the Trustees and Officers who oversee the Portfolio.  Officers elected by the Trustees manage the day-to-day operations of the Portfolio and execute policies formulated by the Trustees.  Unless otherwise noted, the address of each Trustee and Officer is 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137.

Independent Trustees
Name (Age) Address Position held with the Fund* Principal Occupations and Other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**
L. Merill Bryan*** (64) Trustee since 2006 Retired. Formerly, Senior Vice President and Chief Information Officer of Union Pacific Corporation (a railroad company) Other Directorships: AdvisorOne Funds (5 portfolios)	40

Anthony J. Hertl (58)

Trustee since 2006

Consultant to small and emerging businesses since 2000; Retired in 2000 as Vice President of Finance and Administration of Marymount College, Tarrytown, New York where he served in this capacity for four years. Prior thereto, he spent thirteen years at Prudential Securities in various management capacities including Chief Financial Officer – Specialty Finance Group, Director of Global Taxation and Capital Markets Controller.  Mr. Hertl is also a Certified Public Accountant.

Other Directorships: AdvisorOne Funds (5 portfolios); Satuit Capital Management Trust; The Z-Seven Fund, Inc. and Greenwich Advisors Trust

40
Gary W. Lanzen (54) Trustee since 2006 Chief Investment Officer since 2006, formerly President, Orizon Investment Counsel, LLC; Partner, Orizon Group, Inc. (a financial services company) Other Directorships: AdvisorOne Funds (5 portfolios)	40
Mark H. Taylor (44) Trustee since 2007 Professor (John P. Begley Endowed Chair in Accounting, Creighton University since 2002) Other Directorships: Lifetime Achievement Mutual Fund (Director and Audit Committee Chairman)	40
Interested Trustees and Officers
Michael Miola**** (56) Trustee since 2006 Chief Executive Officer and Manager of Gemini Fund Services, LLC; Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Orion Advisor Services, LLC, CLS Investment Firm, LLC, GemCom, LLC, Northern Lights Distributors, LLC and Northern Lights Compliance Services, LLC. Other Directorships: AdvisorOne Funds (5 portfolios); Constellation Trust Co.	40

Changing Parameters Portfolio

TRUSTEES AND OFFICERS (Unaudited) (Continued)

December 31, 2008

Interested Trustees and Officers (Continued)
Name (Age) Address Position held with the Fund Principal Occupations and Other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee*

Andrew Rogers (39)

450 Wireless Blvd.; Hauppauge, NY  11788

President since June 2006

President and Manager, Gemini Fund Services, LLC (since March 2006); formerly Senior Vice President and Director of Administration (2001- 2005); Formerly Manager, Northern Lights  Compliance Services, LLC (2006-2008); Manager (since March 2006) and President (since 2004), GemCom LLC

Other Directorships: N/A

N/A

Emile R. Molineaux (46)

450 Wireless Blvd.; Hauppauge, NY  11788

Secretary since 2006

General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC; Secretary and  CCO, Northern Lights Compliance Services, LLC  (2003 – Present); In-house Counsel, The Dreyfus Funds (1999 – 2003)

Other Directorships: N/A

N/A

Kevin E. Wolf (39)

450 Wireless Blvd.; Hauppauge, NY  11788

Treasurer since June 2006

Director of Fund Administration, Gemini Fund Services, LLC (2006 – Present); Vice President, Fund Administration, Gemini Fund Services, LLC (2004 - 2006); Vice-President, GemCom, LLC (2004 - Present); Senior Fund Administrator, Gemini Fund Services, LLC (2001-2004)

Other Directorships: N/A

N/A

Lynn Bowley (50)

Chief Compliance Officer since June 2007

Compliance Officer of Northern Lights Compliance Services, LLC (2007-Present); Vice President of Investment Support Services for Mutual of Omaha Companies (2002-2006)

Other Directorships: N/A

N/A

* The term of office for each Trustee and Officer listed above will continue indefinitely.

** The term “Fund Complex” refers to the Northern Lights Fund Trust and the Northern Lights Variable Trust.

***From December 2006 through April 2007, L. Merill Bryan, a non-interested trustee of the Trust, invested $143,080 in a limited liability company ("LLC"). This investment is required to be disclosed because one of the other members of the LLC is under common control with the Fund’s distributor.  As of May 2007, Mr. Bryan is no longer a member of the LLC.

**** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor).

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-866-618-3456.

Changing Parameters Portfolio

DISCLOSURE OF PORTFOLIO EXPENSES (Unaudited)

December 31, 2008

As a shareholder of the Portfolio you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio operating expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.  Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses:  The first line of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Portfolio and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (7/1/08)	Ending Account Value (12/31/08)	Expenses Paid During the Period* (7/1/08 to 12/31/08)
Actual	$1,000.00	$1,009.10	$11.36
Hypothetical (5% return before expenses)	$1,000.00	$1,013.83	$11.39

___________.

* Expenses Paid During Period are equal to the Portfolio’s annualized expense ratio of 2.25%, multiplied by the average account value over the period, multiplied by 184 days and divided by 366 (to reflect the number of days in the six month period ending December 31, 2008).

ADDITIONAL INFORMATION (Unaudited)

FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN THE RENEWAL OF THE INVESTMENT ADVISORY AGREEMENT

In connection with a regular Board meeting held on December 15, 2008 (the “Meeting”), the Board of Trustees (the “Board”) of the Northern Lights Variable Trust (the “Trust”), including a majority of the Trustees who are not interested persons of the Trust or interested persons to the investment advisory agreement (the “Independent Trustees”), discussed the re-approval of an investment advisory agreement (the “Agreement”) between Changing Parameters, LLC (“CP LLC” or the “Adviser”) and the Trust, on behalf of the Changing Parameters Portfolio (the “Portfolio”).  In considering the Agreement, the Adviser had provided the Board with written materials regarding: (a) investment management personnel; (b) operations and financial condition; (c) brokerage practices (including any soft dollar arrangements); (d) the level of the advisory fees charged compared with the fees charged to comparable mutual funds or accounts; (e) the Portfolio’s overall fees and operating expenses compared with similar mutual funds; (f) the level of profitability from its fund-related operations; (g) compliance systems; (h) policies and procedures for personal securities transactions; and (i) the Portfolio’s performance compared with key indices.

In its consideration of the re-approval of the Agreement for the Portfolio, the Board, including the Independent Trustees, did not identify any single factor as controlling.  Matters considered by the Board, including the Independent Trustees, in connection with its re-approval of the Agreement included the following:

Nature, Extent and Quality of Services.  The Trustees discussed the extent of CP LLC’s research capabilities, the quality of its compliance infrastructure and the experience of its portfolio management personnel.  The Trustees concluded that the Adviser had provided quality services to the Portfolio.

Performance.  The Board, including the Independent Trustees, considered the nature and extent of CP LLC’s past performance as investment adviser to the Portfolio, as well as other factors relating to its track record.  The Board concluded that the Adviser’s performance was acceptable.

 Fees and Expenses.  The Board noted that CP LLC charges a 1.50% annual advisory fee based on the average net assets of the Portfolio.  The Trustees then discussed the overall duties of the Adviser.  The Board, including the Independent Trustees, considered the expense ratio for the Portfolio, and expense ratios of a peer group of funds.  The Board then reviewed the contractual arrangements by which the Adviser agreed to reduce its fees and/or absorb expenses of the Portfolio, at least until April 30, 2009, to ensure that Net Annual Fund Operating Expenses will not exceed 2.25% of the average daily net assets, and found it to be beneficial to shareholders.  The Trustees concluded that the Portfolio’s advisory fees and expense ratio were acceptable in light of the quality of the services the Portfolio received from the Adviser, and the level of fees paid by Portfolios in the peer group.

Economies of Scale. The Board, including the Independent Trustees, considered whether there will be economies of scale in respect of the management of the Portfolio and whether there is potential for realization of any further economies of scale.  After discussion, it was the consensus of the Board that, the fees are not so high as to warrant an adjustment to reflect economies of scale.

Profitability.  The Board, including the Independent Trustees, considered the profits realized by the Adviser in connection with the operation of the Portfolio and whether the amount of profit is a fair entrepreneurial profit for the management of the Portfolio. It also considered the profits realized by the Adviser from other activities related to the Portfolio. The Trustees concluded that because of the Portfolio’s expense limitation agreement and the current asset levels, they were satisfied that the Adviser does not appear to be overly profitable as a result of the arrangements with the Portfolio.

 Conclusion.  Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the terms of the Advisory Agreement are fair and reasonable and the fees are reasonable in light of the services provided to the Portfolio and that re-approval of the Agreement is in the best interests of the Trust and the Portfolio’s shareholders, and unanimously re-approved the Agreement

Investment Adviser

Changing Parameters, LLC

250 Oak Grove Avenue, Suite A

Menlo Park, CA 94025

Legal Counsel

Thompson Hine LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

Independent Auditors

Briggs, Bunting & Dougherty, LLP

1835 Market Street, 26th Floor

Philadelphia, PA 19103

Transfer Agent

Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, NE 68137

Administrator

Gemini Fund Services, LLC

450 Wireless Boulevard

Hauppauge, NY 11788

Custodian

The Bank of New York

One Wall Street

New York, NY 10286

__________________________________________________________________________________________________________

How to Obtain Proxy Voting Information

Information regarding how the Portfolio votes proxies relating to portfolio securities for the most recent 12-month period ending June 30 as well as a description of the policies and procedures that the Portfolio used to determine how to vote proxies is available without charge, upon request, by calling 1-866-618-3456 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-866-618-3456.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)

The board of directors of the Fund has determined that Anthony J. Hertl and Mark Taylor are independent trustees that qualify as audit committee financial experts.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2008 - $13,500

2007 - $13,000

(b)

Audit-Related Fees

2008 – N/A

2007 - N/A

(c)

Tax Fees

2008 - $2,000

2007 - $2,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2008 - N/A

2007 - N/A

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2008

Audit-Related Fees:

0.00%

Tax Fees:

0.00%

   All Other Fees:

0.00%

2007

Audit-Related Fees:

0.00%

Tax Fees:

0.00%

All Other Fees:

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2008 - $2,000

2007 - $2,000

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Variable Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

3/11/09

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

3/11/09

By (Signature and Title)

/s/ Kevin Wolf

       Kevin Wolf, Treasurer

Date

3/11/09